UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2007

NORTHWEST PIPE COMPANY

(Exact name of registrant as specified in its charter)

OREGON	0-27140	93-0557988
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 SW Market, Suite 1800

Portland, Oregon 97201

(503) 946-1200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS.

On November 26, 2007, Northwest Pipe Company (the “Company”) announced that Charles Koenig, Senior Vice President, Operations, Water Transmission Group, has notified the Company that he intends to retire from the Company in July 2008. The Company also announced that, effective as of January 1, 2008, Gary Stokes, Senior Vice President, Sales and Marketing, Water Transmission Group of the Company, will assume the new position of Senior Vice President, Water Transmission Group. A copy of the press release issued by the Company on November 26, 2007 is filed herewith as Exhibit 99.1.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

99.1	Press Release issued by Northwest Pipe Company dated November 26, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on November 26, 2007.

NORTHWEST PIPE COMPANY (Registrant)

By	/s/ Brian W. Dunham
Brian W. Dunham, President and Chief Executive Officer